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                                                                      Exhibit 99

CONTACTS:               For Inprimis, Inc.:
                        R Michael Brewer, Senior VP & CFO
                        Inprimis, Inc.
                        (561) 997-6227 x 210
                        mikeb@inprimis.com

                        For DataWave Systems, Inc.:
                        Marc L. Belsky, CFO
                        DataWave Systems, Inc.
                        (604)874-1302
                        mbelsky@datawave.ca

DATAWAVE, INPRIMIS AND C-4 ENTER INTO INTERIM AGREEMENT TO AMALGAMATE.


BOCA RATON, FL, October 12, 2001 - Inprimis, Inc. (NASDAQ:INPM), a Florida corporation ("Inprimis"), and Cash Card Communications Corp. Ltd. ("C-4"), a Bermuda corporation, have entered into a Share Exchange Agreement under which C-4 and another party have agreed to transfer to Inprimis all of their common shares of DataWave Systems, Inc. (CDNX: DTV.V, NASDAQ OTC Bulletin Board:
DWVSF), a company organized under the Business Corporations Act of the Yukon Territory, Canada ("DataWave") in exchange for common shares of Inprimis. C-4 currently holds approximately 36% of the issued and outstanding common stock of DataWave, and the other transferor in the share exchange holds approximately 4.5% of its stock. Under the Share Exchange Agreement, Inprimis will potentially issue common shares to C-4 and the other transferor that will represent approximately 70% of Imprimis' then issued and outstanding common stock in exchange for C-4's and the other transferor's DataWave shares.

Simultaneously with the entering into of the Share Exchange Agreement, and pursuant to its terms, Eduard Will, President and CEO of Inprimis, C-4 and another investor entered into a Private Placement Agreement under which Inprimis will, subject to certain conditions, issue 4,000,000 shares of a newly created class of Series A Preferred Stock in consideration of an aggregate purchase price of $500,000.

The Share Exchange Agreement contemplates that C-4, Inprimis and DataWave will enter into a Plan of Arrangement under which all of DataWave's shareholders will become shareholders of Inprimis and DataWave will become a wholly owned subsidiary of Inprimis. Simultaneously with the entering into of the Share Exchange Agreement, DataWave, C-4 and Inprimis entered into a non-binding Letter of Intent under which DataWave, C-4 and Inprimis agree in principle to the Plan of Arrangement. Certain other holders of shares of DataWave, representing approximately 6.5% of its issued and outstanding common stock, have entered into lock-up agreements under which they agree to vote their shares in favor of the Plan of Arrangement.

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THE SHARE EXCHANGE

Under the Share Exchange Agreement, C-4 and another holder of DataWave's shares which together hold an aggregate of 17,759,000 common shares of DataWave representing 40.472% of the issued and outstanding common stock of DataWave will transfer all of their shares to Inprimis in exchange for 26,638,500 Inprimis common shares representing 70% of its then issued and outstanding common stock (the "Share Exchange"). The rate of exchange will be one DataWave share for one and one-half (1 1/2) Inprimis shares.

Because Inprimis's Articles of Incorporation do not presently authorize a sufficient number of its common shares to effect the exchange, Inprimis will, immediately upon the closing of the share exchange, issue 11,400,000 shares (representing 43% of the new shares) to C-4 and the other transferor and will give to C4 an interest-free subordinated promissory note in the amount of $4,571,550 that will convert into the balance of 15,238,500 shares on or prior to the close of business on July 1, 2002, provided Inprimis' shareholders approve the necessary increase of its authorized common stock.

Upon the closing of the Share Exchange Agreement, the agreement provides that Inprimis shall use its best efforts to reconstitute its board of directors to consist of nine persons, with six directors appointed by C-4 and three directors being retained from the existing board.

The Share Exchange Agreement provides that, until the earlier of the closing of the Plan of Arrangement and the termination of the Share Exchange Agreement by its terms, Inprimis and its representatives, without the consent of C-4 or as required to comply with Inprimis' directors' fiduciary duty, shall refrain from initiating or discussing or otherwise facilitating any inquiries or proposals for the sale, consolidation or similar transaction relating to all or any part of its business operations or for 20% or more of its outstanding capital stock, other than in connection with the Plan of Arrangement.

Closing of the Share Exchange is subject to the granting of an exemption by NASDAQ from its rule that an issuer receive shareholder approval of any issuance of greater than 20% of the voting power of its outstanding stock at the time of issuance. In the event the exemption from NASDAQ is not obtained, the Share Exchange Agreement provides that the parties to the share exchange will enter into lock-up agreements under which they will agree to vote their shares of DataWave (that otherwise would have been exchanged) in favor of the contemplated Plan of Arrangement.

Inprimis has received an opinion of DeLisi & Ghee, Inc., valuation consultants, that the Share Exchange is fair to its shareholders.

LOCK-UP AGREEMENTS

Pursuant to the Share Exchange Agreement, certain other shareholders of DataWave, representing 6.5% of its voting stock, have entered into lock-up agreements under which they agree to vote their shares of DataWave in favor of the Plan of Arrangement. If the Plan of Arrangement does not complete, each of these Datawave shareholders have agreed to exchange each of their Datawave common shares for one and one-half (1 1/2) Inprimis common shares.

THE PRIVATE PLACEMENT

Under the Private Placement Agreement, Ed Will, C-4 and another investor have subscribed for 2,000,000, 1,600,000 and 400,000 shares, respectively, of a newly created class of Series A Preferred Stock, par value $0.01 per share, at a price of $0.125 per share. The aggregate

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proceeds from the private placement of $500,000 are intended for Inprimis'
current working capital needs.

The Series A Preferred Shares will have the same voting rights as the common stock of Inprimis. Contingent on approval by Inprimis' shareholders of sufficient authorized common stock of Inprimis, the Series A Preferred Shares will be convertible into Inprimis common shares (at a conversion rate of one for one) at Inprimis' election at any time on or prior to the close of business on July 1, 2002. Alternatively, at any time on or prior to the close of business on July 1, 2002, (and subject to the legal availability of funds therefor) Inprimis may, at its option, redeem any or all of such shares in exchange for $0.125 (U.S.) per Preferred Share and, for every two such shares to be redeemed, a one-year warrant for the purchase of a share of common stock of Inprimis at an exercise price of $0.20 (U.S.). Immediately following the close of business on July 1, 2002, any such shares issued and outstanding will automatically convert into common stock of Inprimis at a conversion rate of one for one, except that any such shares that may not be so converted due to insufficient authorized and unissued common stock of Inprimis shall be mandatorily redeemed on the terms described above.

The closing of the private placement is subject to the granting of an exemption by NASDAQ from its rule that an issuer receive shareholder approval of any issuance of greater than 20% of the voting power of its outstanding stock at the time of issuance, or, in the alternative, receipt of such shareholder approval.

CERTAIN VOTING ARRANGEMENTS WITH RESPECT TO SHARES RECEIVED IN THE SHARE EXCHANGE AND PRIVATE PLACEMENT

Upon the consummation of the share exchange and the private placement, C-4, the other transferor in the share exchange, Ed Will and the other investor in the private placement will hold approximately 57% of the voting stock of Inprimis, and Inprimis will hold approximately 40% of the voting stock of DataWave. Assuming conversion of the entire principal balance of the subordinated promissory note, C-4, the other transferor in the share exchange, Ed Will and the other investor in the private placement will hold approximately 73% of the voting stock of Inprimis.

Under the Share Exchange Agreement, the investors in the private placement agree to vote all of the shares of Inprimis Series A Preferred Stock received by them in favor of any increase in the authorized common stock of Inprimis necessary to facilitate the conversion of the subordinated promissory note and the Series A Prefered Shares.

The Share Exchange Agreement also provides that Inprimis will vote all of the DataWave shares received by it in the share exchange in favor of the Plan of Arrangement at the meeting of DataWave shareholders called to approve the transaction. In the event that the Share Exchange is not consummated because the NASDAQ exemption is not obtained, C-4 and the other transferor that would have otherwise transferred their shares of DataWave to Inprimis shall enter into lock-up agreements under which they agree to vote their shares of DataWave in favor of the Plan of Arrangement at the meeting of DataWave shareholders called to approve the transaction.

THE PLAN OF ARRANGEMENT

The Letter of Intent contemplates that DataWave and INPM will negotiate and execute a formal Plan of Arrangement agreement substantially on the terms set forth in the Letter of Intent. The Letter of Intent provides that at the closing of the Plan of Arrangement: (i) all current holders of

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DataWave common shares will transfer their shares to an Inprimis subsidiary in exchange for freely trading shares of common stock of Inprimis at the rate of exchange of one DataWave share for one and one-half (1 1/2) Inprimis shares and
(ii) all current holders of warrants and options for the purchase of DataWave common shares will exchange such warrants and options for warrants and options on substantially similar terms to purchase shares of common stock of Inprimis, with each such warrant or option for the purchase of a DataWave common share entitling the holder thereof to a warrant or option, as applicable, for the purchase of one and one-half (1 1/2) shares of Inprimis common stock.

Upon completion of the Plan of Arrangement, it is anticipated that the current holders of DTV shares will hold 84.99% of the outstanding INPM shares (81.6% on a fully diluted basis), making current DTV shareholders majority owners of INPM.

The Letter of Intent contemplates that, upon the closing of the formal Plan of Arrangement, Inprimis shall be governed by a board of directors consisting of nine directors, and that, for one year following the closing, six directors shall be appointed by the management of Datawave and three directors shall be appointed by the current management of Inprimis.

The Letter of Intent provides that until the earlier of: the closing of the Plan of Arrangement or termination of the Letter of Intent by its terms, each of Inprmis and Datawave shall (i) refrain from discussing the acquisition or sale of all or any part of its business operations, except among each other or as required by law and (ii) without the written consent of the other, issue any securities, enter into contracts or otherwise act outside of the normal course of business, make payments to any related party except in the normal course of business, sell or negotiate to sell material assets of their business, or take any other action that would be considered by a prudent businessperson to materially and adversely affect Inprimis or DataWave, as applicable.

Closing of the Plan of Arrangement will be conditioned upon:

o receipt of the board of directors of Inprimis and DataWave, respectively, of an opinion of valuation consultants that the transaction is fair to their respective shareholders;

o the adoption of the Plan of Arrangement by the board of directors of Inprimis and DataWave, respectively;

o the approval of the Plan of Arrangement by the requisite vote of the shareholders of DataWave;

o the approval of a majority of the shareholders of Inprimis of additional authorized common stock sufficient to effect the Plan of Arrangement;

o receipt of all necessary material consents of third parties to the Arrangement and the absence of any legal impediments to completing the Plan of Arrangement on its terms;

o receipt of a ruling from a court of competent jurisdiction that the Plan of Arrangement is fair to the parties and their shareholders; and,

o neither Inprimis nor DataWave having filed for bankruptcy, become the subject of an involuntary bankruptcy proceeding or other insolvency proceeding or had a receiver appointed for its assets.

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Provided all conditions to the merger are satisfied, the parties anticipate that the transactions contemplated by the Plan of Arrangement will be consummated during January, 2002.

Josh Emanuel, CEO of DataWave, said "This Plan will give our shareholders a major trading market for their shares. We feel that this will better reflect shareholder value."

ED WILL, PRESIDENT AND CEO OF INPM, SAID "THIS PLAN PROVIDES OUR SHAREHOLDERS WITH A GROWING BUSINESS ON WHICH TO BASE OUR FUTURE. DATAWAVE'S BUSINESS GIVES US A NEW DIRECTION AND WILL ENHANCE OUR EXISTING DESIGN AND ENGINEERING SERVICE CAPABILITIES."

ABOUT INPRIMIS

Inprimis Inc. provides product design services and the technology to help consumer electronics companies, cable operators, Internet service providers and telecommunications companies bring digital entertainment devices to market quickly and cost effectively. Headquartered in Boca Raton, Fla., the company develops product designs, customizes embedded system software and offers systems engineering and manufacturing consultation services for interactive-television, video-on-demand, Internet-access and other convergent-technology devices. Inprimis' Internet-enabled television set-top box designs are currently used by companies such as Philips Electronics (for AOLTV(TM)), LodgeNet Entertainment, ESIN Technologies, KoolConnect Interactive Media, and GetWellNetworks. The company maintains strategic relationships with Liberate, National Semiconductor, Conexant, Sigma Designs, Minerva Networks, SandStream, and others. For more information, call (561) 997-6227 or visit the company's Web site at http://www.inprimis.com.

ABOUT DATAWAVE

DataWave Systems designs, develops, produces, owns and manages a proprietary, intelligent, automated direct-merchandising network, comprised of free-standing intelligent machines (DTMs) and over the counter "swipe" units (OTCs) connected to the gateway and database software through a wireless and/or landline wide area network. This unique leading-edge technology provides for point-of-sale activation, cash/credit card acceptance, detailed reporting and 24/7 remote self-diagnostic troubleshooting, making it virtually maintenance-free. The Company has proven enabling technologies that have allowed it to enter new markets and generate additional revenue streams with innovative prepaid and financial services products. In addition to its successful prepaid calling card business, the company is testing the distribution of the Michigan National Bank Prepaid MasterCard together with Coinstar.

DataWave is now poised to capitalize on the flexibility of its System by augmenting its product range to meet the diversified and changing needs of the prepaid market and in further developing strategic partnerships. DataWave is a registered trademark of the Company. All other trademarks and trade names referred to are the property of their respective owners. For more information, call (604) 874-1302 or visit the company's Web site at http://www.datawave.ca.

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LEGAL NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains "forward-looking statements," including "forward-looking statements" within the meaning of Section 27A of the U.S. Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future.

It is important to note that the companies' actual results and outcomes may differ materially from those contained in any forward-looking statements contained in this press release. Factors that could cause actual results to differ materially include, but are not limited to, risks and uncertainties which may make the Plan of Arrangement impracticable, insufficient demand for and market acceptance of Inprimis' or Datawave's present or future products, emergence of companies with competing or superior products and/or services, unforeseen changes in the software and hardware technology used in connection with Inprimis or Datawave's technology and products, and the parties' ability to successfully complete the Plan of Arrangement and obtain the necessary approvals from the applicable regulatory authorities and Nasdaq. Although both Datawave and Inprimis believe that the beliefs, plans, expectations and intentions contained in this press release are reasonable; there can be no assurance that such beliefs, plans, expectations or intentions will prove to be accurate. Readers should refer to the risk disclosures outlined in Datawave's annual report filed on Form 20F for the 2001 fiscal year and Inprimis' annual report on Form 10-K for the 2000 calendar year, and other periodic reports filed from time-to-time with the SEC.

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Approved:



            ----------------------------------
            For Inprimis Inc.



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            For DataWave Systems Inc.